BioSpecifics
TECHNOLOGIES CORP.

January 2012



(NASDAQ:BSTC)

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of, and made pursuant to the safe harbor provisions of, The Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, expected revenue growth, and the assumptions underlying or relating to statements, are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as "believe," "expect," "anticipate," "plan," "estimate," "likely," "may," "will," "could," "continue," "project," "predict," "goal," the negative or plural of these words, and similar expressions. Our forward-looking statements are only predictions based on our current expectations and our projections about future events. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including the statements made by us and by our partner Auxilium Pharmaceuticals, Inc. ("Auxilium") regarding progress toward achievement of Auxilium's objectives for the sale and marketing of XIAFLEX® for Dupuytren's contracture in the US, including, among other things, developments in the reimbursement process; the ability of Pfizer, Inc. to achieve its objectives for XIAPEX® in Europe; the ability of Asahi Kasei Pharma Corporation to achieve its objectives for XIAFLEX in Japan; the success of the Phase III trials for XIAFLEX for the treatment of Peyronie's disease; the potential market for XIAFLEX in a given indication; the initiation and outcome of future clinical trials for additional indications including frozen shoulder, cellulite, human lipoma and canine lipoma, all of which will determine the amount of milestone, royalty and sublicense income BioSpecifics may receive; the potential of XIAFLEX to be used in additional indications; the receipt of any applicable milestone payments from Auxilium; and other risk factors identified in our Form 10-K for the year ended December 31, 2010, Form 10-Q for the quarter ended September 30, 2011, and our reports on Form 8-K filed with the SEC. All forward-looking statements included in this presentation are made as of the date hereof, and the Company assumes no obligation to update these forward-looking statements.

BioSpecifics

BioSpecifics: Momentum in 2012 and Beyond

- Leader in collagenase development with positive clinical results reported in a broad range of indications
- BioSpecifics development program for XIAFLEX* injectable collagenase
  - Canine lipoma: Placebo controlled clinical trial to be initiated shortly
  - Human lipoma: Phase II dose escalation clinical trial to be initiated shortly
- Key XIAFLEX development programs based on early BioSpecifics development
  - Dupuytren's contracture: Multi-cord trial results expected 2H12
  - Peyronie's disease: Phase III pivotal clinical trials with top-line results expected 2Q12
  - Frozen shoulder: Phase IIa top-line results expected 1H13
  - Cellulite: Phase Ib study to be initiated 1Q12 with top-line results expected 4Q12
- Profitable on an ongoing annual basis
- Strong patent/intellectual property portfolio through 2028

*Registered Trademark: Auxilium Pharmaceuticals, Inc.

XIAFLEX Therapeutic Potential

- Excess collagen deposition causes many medical conditions
- XIAFLEX: injectable collagenase provides minimally invasive non-surgical approach with significant potential for many indications
- Positive clinical results documented in:
    - Dupuytren's contracture
    - Peyronie's disease
    - Frozen shoulder
    - Human lipoma
    - Cellulite
    - Keloids
    - Hypertrophic scars
    - Scarred tendons
    - Glaucoma
    - Herniated discs
    - Adjunct to vitrectomy
    - Canine lipoma

XIAFLEX: Deep Development Pipeline


Indications
Phase I
Phase II
Phase III
Marketing & Sales
Dupuytren's Contracture
Peyronie's Disease
Frozen Shoulder
Canine Lipoma
Human Lipoma
Cellulite

XIAFLEX for Dupuytren's Contracture

- Dupuytren's contracture: formation of collagen cord in palm that contracts and limits range of motion of fingers; significantly affects quality of life and daily activities
- Treats adult Dupuytren's contracture patients with palpable cord; no restrictions re joints nor limitations on contracture severity
  - Marketed in US (Auxilium) and Europe (Pfizer, as XIAPEX)
- Post-approval profile consistent with clinical trial experience
- First and only FDA- and EMA-approved nonsurgical treatment



Deep Flexor Tendon
Palmar fascia
Dupuytren's nodule
Superficial flexor tendon

Source: Auxilium Pharmaceuticals

XIAFLEX for Dupuytren's Contracture: New Commercialization Initiatives

- Several new strategies and commercial changes in place to enhance XIAFLEX sales, including new marketing organization and advertising firm
- Targeting ~6,000 physicians; hand, plastic, orthopedic and general surgeons and rheumatologists
- ~ 100 field based personnel as well as medical science liaisons
- Ongoing 60 patient multi-cord trial in the US and Australia to assess the efficacy and safety of multiple concurrent injections; top-line results expected in 2H12
- CPT codes and J-code in effect
- Auxilium anticipates range of $45-50M in 2011 US net revenues

Source: Auxilium Pharmaceuticals

XIAFLEX for Dupuytren's Contracture: Successful Post-Approval XIAFLEX Studies

- 17 months of post-approval data showed consistent safety profile with clinical trials after ~11,000 injections
- Positive top-line results from Phase IIIb multi-cord study testing safety, tolerability, and multiple-dose pharmacokinetics, consistent with previous clinical studies
- Positive data at 2011 ASSH Meeting
  - Retrospective commercial 300-patient chart review
  - Three year recurrence data from CORDLESS study
    - 71% of patients who had MP contractures corrected did not recur
    - For those MP patients with recurrence, time to return to baseline contracture was ~ 3 years

BioSpecifics

XIAFLEX for Peyronie's Disease: In Late Stage Clinical Trial

- Excess of inelastic collagen causes penis curvature/deviation; distorts erection and results in pain, penile shortening, indentations and/or erectile dysfunction
  - Surgery only current proven treatment option but has multiple disadvantages

- Phase III clinical trial underway: top-line results expected in 2Q12
  - Enrollment and 18-week active dosing phase complete



Erect penis with Peyronie's


Glans
Inelastic collagen plaque causes curvature
Spongy erectile tissue

BioSpecifics

XIAFLEX for Peyronie's Disease: Current Treatment Options



Tunica Plication
Shortening of the longer side of the penis to correct deviation



Tunical Lengthening
Incision or partial excision and use of graft material



Penile Prosthesis Implantation
For patients with PD, vascular insufficiency, inflatable or malleable

Source: Serefoglu & Hellstrom Curr Urol Rep August 5, 2011

XIAFLEX for Peyronie's Disease: Top-Line Phase III Results Expected 2Q12

- Phase III development plan for XIAFLEX on Peyronie's disease
  - 2 double-blind, placebo-controlled trials in 800 patients (400/trial) at approximately 70 sites in US and Australia, 52 week follow up
  - Open label study with 300 patients at 39 US, EU and NZ sites, 36 week follow up
  - Pharmacokinetic study with 20 patients in US, 4 week follow up
- Trial design:
  - Co-primary endpoints of disease bother and penile curvature
  - 2:1 XIAFLEX to placebo
  - Four treatment cycles (2 vials/cycle x 4 cycles = 8 vials)
  - Penile plaque modeling following each cycle
  - 24 to 72 hours between injections
- Active dosing phase is complete; top-line results expected 2Q12

Source: Auxilium Pharmaceuticals

XIAFLEX for Cellulite: Promising Trial Results Reported

- Results from collagen fibrous septae held in an irregular pattern; causes skin dimpling
- Affects 85-98% of women
- Positive Phase I results showed 76% reduction in the physician reported appearance of cellulite and a patient satisfaction score of 1.75* at 6 months
- No FDA approved medical therapies


Before Collagenase
One month
after Collagenase
Six months
after Collagenase

Source: A. Dagum and M. Badalamente, *Plastic and Reconstructive Surgery* (Sept 15, 2006) and Auxilium.

*Scale for patient satisfaction scoring: 1 (completely satisfied) to 4 (not satisfied)

XIAFLEX for Cellulite:
Phase Ib Dose Escalation Study to Begin 1Q12

- Assess the safety and efficacy of XIAFLEX to treat cellulite
  - Multiple doses in various volumes and concentrations
  - 10 injection sites over an 8 x 10cm surface area
  - Seven cohorts followed for 90 days
- Physician and patient reported improvement of cellulite endpoints
- Expected to begin in 1Q12
  - Top-line results expected in 4Q12

Source: Auxilium Pharmaceuticals

XIAFLEX for Frozen Shoulder: Promising Trial Results Reported

- **Inflammation and thickening of shoulder capsule due to collagen accumulation**
- **No FDA-approved pharmaceutical therapies**
- **BioSpecifics Phase II trial demonstrated statistical significance (p=0.02) in active elevation from baseline at highest dose**



Source: Badalamente, M.A., Wang, E.D.
Enzymatic Capsulotomy for Adhesive Capsulitis (Frozen Shoulder)
Annual meeting of the American Academy of Orthopaedic Surgeons March 2006

XIAFLEX for Frozen Shoulder: Phase IIa Dose Escalation Study

- Phase IIa clinical study to assess the safety and efficacy of XIAFLEX in the treatment of frozen shoulder
  - Two doses (0.29 and 0.58 mg) given under ultrasound guidance
  - Approximately 50 subjects across 5 cohorts
  - Up to three injections 21 days apart
  - Subjects followed for 90 days
- Endpoint will be range of motion parameters for the affected shoulder at 90 days
- Top-line results expected in 1H13

Source: Auxilium Pharmaceuticals

XIAFLEX for Canine Lipoma:
BioSpecifics Development Program

- Canine lipomas common and can be serious health problem in dogs; often restrict motion in older dogs



- No FDA-approved pharmaceutical therapies
  - Surgery represents only current treatment option
- BioSpecifics veterinarian market survey
  - Average 25 surgeries/lipoma excision annually
  - Estimated injectable collagenase use on 22 dogs per year
- 1.7M dogs affected in US
  - 1M potential injectable collagenase treatments for canine lipoma annually
  - Approximate current cost of treatment annually believed to be $635M

BioSpecifics

XIAFLEX for Canine Lipoma:
Positive Chien-802 Study Results

- BioSpecifics conducted open label trial with single injection into benign subcutaneous lipomas
  - No repeat treatments
- 3 dogs evaluable by CT Scan at 90 days post treatment
- Treated lipomas were 0%, 0%, and 7% of size at baseline vs. untreated control lipomas which increased by 29%, 13% and 28% from baseline
- Single injection resulted in average decrease of 97% size of lipoma and untreated had average increase of 23% in lipoma size

XIAFLEX for Canine Lipoma: Chien-804 Trial to Begin Shortly

- BioSpecifics to conduct placebo controlled randomized clinical trial to evaluate efficacy of XIAFLEX for treatment of benign subcutaneous lipoma
- 32 dogs randomized 1:1 XIAFLEX to placebo
- Single injection of either XIAFLEX or placebo
- Initiation expected shortly; FDA clearance received

XIAFLEX for Human Lipoma:

BioSpecifics Development Program



- Encapsulated fat deposits occurring as bulges under the skin
- Primary diagnosis in 575,000 US patients annually; no FDA-approved pharmaceutical therapies
- Phase 1 trial showed 90% success rate in decreasing lipoma size by 50-90% after single treatment
- 93% average reduction of lipoma size post treatment at 6 months
- Phase II dose escalation study expected to initiate shortly; FDA clearance received
    - 14 patients, single center, 4 dosage groups

Strategic Partnerships

BioSpecifics TECHNOLOGIES CORP.

Value-Added XIAFLEX Strategic Alliances:
Auxilium Development and License Agreement

- >$22M in milestone, COGS, and royalty payments received as of September 30, 2011
- Payments due to BioSpecifics from Auxilium
  - Low double digit royalties as % of worldwide net sales by Auxilium and Pfizer, independent of clinical indication, territory and sales volume
  - Additional mark-up on COGS
  - 8.5% of milestone payments paid to Auxilium by Pfizer
  - Modest milestones for additional indications and regulatory submissions in the United States and major markets in Europe
- Close collaboration on the substantial development program for XIAFLEX
- Auxilium has the right to opt-in for all indications

BioSpecifics

Value-Added XIAFLEX Strategic Alliances:
Auxilium – Pfizer Partnership for XIAPEX in Europe

- Pfizer responsible for marketing XIAPEX for Dupuytren's contracture and Peyronie's disease in 27 member countries of EU and 19 other European and Eurasian countries
- $11.5M received from Auxilium as of September 30, 2011 for XIAPEX in Europe
  - $0.6M recognized in 4Q11 related to the launch in Spain in 3Q11
- BioSpecifics to receive:
  - 8.5% of $7.5M for each of the two remaining major European markets (Italy and France)
  - 8.5% of future milestone payments paid to Auxilium by Pfizer
  - All in addition to milestones due under BioSpecifics - Auxilium agreement

Value-Added XIAFLEX Strategic Alliances:

Auxilium – Asahi Kasei Pharma Partnership for XIAFLEX in Japan

- Partnership granting Asahi rights to commercialize XIAFLEX for Dupuytren's contracture and Peyronie's disease in Japan
- $15M upfront to Auxilium; $0.75M received by BioSpecifics
- BioSpecifics to receive % of potential future milestones, royalties and mark-up on COGS

BioSpecifics

Corporate Overview

BioSpecifics TECHNOLOGIES CORP.

Strong Intellectual Property Portfolio

- XIAFLEX for Dupuytren's contracture and Peyronie's disease has Orphan Drug designation status in US, granting 7 year exclusivity after approval
  - Auxilium expects 12 years of US market exclusivity based on the Patient Protection and Affordable Care Act
- Auxilium expects 10 year marketing exclusivity post-approval in Europe as first-in-class through 2021
- Manufacturing patent issued October 2010
  - Co-owned with Auxilium
- Royalties through 2028 based on pending and issued patents
- BioSpecifics owns or controls patents and patent applications for injectable collagenase to treat:
  - Dupuytren's contracture
  - Peyronie's disease
  - Frozen shoulder
  - Removal of adipose tissue
  - Others

BioSpecifics

Financial Highlights ($)
Profitable on an Ongoing Annual Basis

	For the nine months ended 09/30/11* (unaudited)	For the year ended 12/31/10 (audited)
Cash and equivalents, short term investments	$ 8,795,763	$ 7,831,822
Income Statement		
Revenues	$ 8,787,134	$ 5,661,348
Other income	55,540	525,843
Costs and expenses	(4,879,702)	(7,695,731)
Deferred tax assets	2,567,328	-
Net income (loss)	$ 6,530,300	$ (1,508,540)
Net income (loss) per basic share	$ 1.03	$ (0.24)
Net income (loss) per diluted share	$ 0.92	$ (0.24)
Shares used in computation of basic net income (loss)	6,337,237	6,261,214
Shares used in computation of diluted net income (loss)	7,133,341	6,261,214

*On a Non-GAAP basis for the nine month period ended September 30, 2011, net income was $3,962,972 with an EPS of $0.63 basic and $0.56 diluted excluding the deferred tax assets.

BioSpecifics

Momentum in 2012 and Beyond: Anticipated Upcoming Milestones

- Human lipoma: BioSpecifics plans to initiate dose escalation clinical trial shortly; FDA clearance received
- Canine lipoma: BioSpecifics plans to initiate placebo controlled trial shortly; FDA clearance received
- Dupuytren's contracture:
  - Pfizer expected to launch XIAPEX in the two remaining major European markets (Italy and France)
  - Anticipate announcement of top-line results from 60 patient multi-cord trial in the US and Australia to assess the efficacy and safety of multiple concurrent injections in 2H12
- Peyronie's disease: Top-line data for Phase III double-blind placebo-controlled trials expected in 2Q12
- Frozen shoulder: Report of top-line results expected in 1H13
- Cellulite: Anticipate initiation of Phase Ib study in 1Q12, with top-line results in 4Q12

Source: Auxilium Pharmaceuticals

(NASDAQ:BSTC)

BioSpecifics
TECHNOLOGIES CORP.

